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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 15, 2009


                              CENTRAL BANCORP, INC.
                              ---------------------
               (Exact Name Of Registrant As Specified In Charter)


        MASSACHUSETTS               0-25251                04-3447594
----------------------------       -----------           -------------
(State Or Other Jurisdiction       (Commission           (IRS Employer
Of Incorporation)                  File Number)        Identification No.)


399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS                02144
--------------------------------------------------------------------------------
  (Address Of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
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           APPOINTMENT  OF CERTAIN  OFFICERS; COMPENSATORY ARRANGEMENTS OF
           ---------------------------------------------------------------
           CERTAIN OFFICERS.
           ----------------

         On January 15, 2009, the Board of Directors of Central Bancorp, Inc. (the "Company") and its wholly owned subsidiary, Central Co-operative Bank (the "Bank"), appointed Robert J. Hardiman as a director of the Company and the Bank. To date, Mr. Hardiman has not been appointed to serve on any committees of the Company's or the Bank's Board of Directors. Mr. Hardiman was not selected as a director pursuant to any arrangements or understandings between Mr. Hardiman, the Company, the Bank or any other person. In addition, there are no material or related party transactions between Mr. Hardiman and the Company, the Bank or any other person.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CENTRAL BANCORP, INC.



Date:  January 15, 2009               By: /s/ John D. Doherty
                                          -------------------------------------
                                          John D. Doherty
                                          President and Chief Executive Officer